UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Zynga Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of ZYNGA INC. To Be Held On: May 19, 2020 at 2:30 PM PT https://web.lumiagm.com/287175525 Password: zynga2020 (Case sensitive) COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER This communication is not a voting form and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. A paper or e-mail copy of the proxy materials will not be sent to you unless you make a request for these materials. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 8, 2020. Please visit http://www.astproxyportal.com/ast/17382, where the following materials are available for view:  • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report to Stockholders TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: BY INTERNET: Before The Meeting -To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time on Monday, May 18, 2020. During the Meeting -You may attend the Annual Meeting via the Internet and vote your shares during the  meeting. Go to: https://web.lumiagm.com/287175525 Password: zynga2020 (Case sensitive). Have your control number available and follow the instructions. BY MAIL: You may request a card by following the instructions above.  1. To elect as directors each of the eight nominees listed in the proxy statement to serve until the next annual meeting. NOMINEES: Mark Pincus Frank Gibeau Dr. Regina E. Dugan William "Bing" Gordon Louis J. Lavigne, Jr. Carol G. Mills Janice M. Roberts Ellen F. Siminoff  Please note that you cannot use this notice to vote by mail. 2. To approve, on an advisory basis, the compensation of Zynga’s named executive officers. 3. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of Zynga for its fiscal year ending December 31, 2020. 4. Shareholder proposal to amend the shareholding threshold to call a Special Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” PROPOSALS 2 AND 3. THE BOARD OF DIRECTORS RECOMMENDS “AGAINST” PROPOSAL 4.

See the reverse side of this notice to obtain proxy materials and voting instructions. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. 0000453495_1 R1.0.1.18 ZYNGA INC. Annual Meeting May 19, 2020 May 19, 2020 2:30 PM PDT March 24, 2020 Zynga Inc. Via the Internet at https://web.lumiagm.com/287175525 (Password: zynga2020).

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Form 10-K 2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . . . 0000453495_2 R1.0.1.18 Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 05, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items  0000453495_3 R1.0.1.18  The Board of Directors recommends  you vote FOR the following  proposal(s):  1. Election of Directors  Nominees  1A Mark Pincus  1B Frank Gibeau  1C Dr. Regina E. Dugan  1D William "Bing" Gordon  1E Louis J. Lavigne, Jr.  1F Carol G. Mills  1G Janice M. Roberts  1H Ellen F. Siminoff  The Board of Directors recommends  you vote FOR the following  proposal(s):  2 To approve, on an advisory basis,  the compensation of Zynga's named  executive officers.  3 To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of Zynga for its fiscal year ending December 31, 2020.  The Board of Directors recommends you vote AGAINST the following proposal(s):  4 Shareholder proposal to amend the shareholding threshold to call a Special Meeting.

Voting items Continued  0000453495_4 R1.0.1.18  NOTE: Whether or not direction is made, each of the proxies is authorized to vote in their best judgment on such  other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.  *In light of COVID-19, the company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiagm.com/287175525. The password for the meeting is zynga2020 (case sensitive), and please be sure to have your Voter Control Number issued by AST.  Voting Instructions